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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):   January 27, 1999
                                                       --------------------

                               MedPartners, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                    0-27276
                            ------------------------
                            (Commission File Number)


                                   63-1151076
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                      (IRS Employer Identification Number)


           3000 Galleria Tower, Suite 1000, Birmingham, Alabama 35244
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                   (Address of principal executive offices)


       Registrant's telephone number, including area code: (205) 733-8996
                                                          ---------------

                                 Not applicable
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events

         On January 27, 1999, MedPartners, Inc., a Delaware corporation
("MedPartners"), issued a press release (the "Press Release") announcing that, on January 25, 1999, MedPartners, entered into a definitive agreement to sell its Team Health business to an affiliate of Madison Dearborn Partners, Cornerstone Equity Investors, L.L.C. and Beecken Petty & Company, L.L.C. in a recapitalization transaction and that on January 26, 1999, MedPartners completed the sale of its Government Services operations.

         The Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference thereto.


Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits

         (c)      Exhibits

10.1     Recapitalization Agreement by and among Team Health, Inc.,
         MedPartners, Inc., Pacific Physician Services, Inc. and Team Health
         Holdings, L.L.C. dated as of January 25, 1999 (the "Recapitalization
         Agreement"). The Exhibits and Disclosure Letter that are referenced in the table of contents and elsewhere in the Recapitalization Agreement are hereby incorporated by reference. Such Exhibits and Disclosure
         Letter have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

99.1     Text of Press Release of MedPartners, Inc., dated January 27, 1999.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: January 28, 1999



                                    MEDPARTNERS, INC.



                                By: /s/ Howard A. McLure
                                    -------------------------------------------
                                    Howard A. McLure
                                    Senior Vice President and Chief Accounting
                                    Officer



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                                 EXHIBIT INDEX


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
Exhibit                                                                          Page No.
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
10.1     Recapitalization Agreement by and among Team Health, Inc.,
         MedPartners, Inc., Pacific Physician Services, Inc. and Team Health
         Holdings, L.L.C. dated as of January 25, 1999 (the "Recapitalization
         Agreement"). The Exhibits and Disclosure Letter that are referenced in the table of contents and elsewhere in the Recapitalization Agreement are hereby incorporated by reference. Such Exhibits and Disclosure
         Letter have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.


99.1     Text of Press Release of MedPartners, Inc., dated January 27, 1999.



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